                     VAN KAMPEN AMERICAN CAPITAL PACE FUND
  SUPPLEMENT DATED MARCH 9, 1998 TO THE PROSPECTUS DATED OCTOBER 28, 1997, AS
                   PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998

    The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

    INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by a management team of Portfolio Managers headed by Alan T. Sachtleben. Mr. Sachtleben has been a Vice President of the Fund since 1987, and has been an Executive Vice President of the Adviser and Advisory Corp. since June 1995. B. Robert Baker, John M. Cunniff and Evan G. Harrel are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Baker has been Vice President of the Adviser and Advisory Corp. since June 1995. Prior to that time, Mr. Baker was Associate Portfolio Manager of the Adviser. Mr. Cunniff has been a Vice President of the Adviser and Advisory Corp. since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager at Templeton Quantitative Advisors. Mr. Harrel has been Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that time, Mr. Harrel was Associate Portfolio Manager of the Adviser. Prior to May 1994, Mr. Harrel was a Vice President with Fayez Sarofim & Co.